UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

0-28-44 (Blue Ridge)

24-0854342 (Blue Ridge)

Pennsylvania

0-28-43 (Big Boulder)

24-0822326 (Big Boulder)

(State or Other Jurisdiction of Incorporation)

(Commission File Number)

(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrants’ Certifying Accountant

(a) On May 21, 2009, Blue Ridge Real Estate Company and Big Boulder Corporation (together, the "Registrants") notified Parente Randolph  LLC (“Parente”), the Registrants’ principal independent accountant, of its decision to terminate the services of Parente with such termination to be effective upon the Registrants’ filing of its quarterly report on Form 10-Q for the second quarter period ending April 30, 2009.  The decision to dismiss Parente was approved by the Registrants’ Audit Committee. The Registrants’ financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrants’ two most recent fiscal years and the subsequent interim periods preceding such dismissal there were no disagreements with Parente on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Parente, would have caused it to make reference to the subject matter of the disagreements in connection with its report and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Parente with a copy of this Current Report on Form 8-K prior to its filings with the Securities and Exchange Commission (the “SEC”) and requested Parente to furnish the Registrant with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4.01(a). A copy of such letter, dated May 22, 2009, is filed as Exhibit 16 to this Current Report on Form 8-K and provides that Parente agrees with the statements contained in this Item 4.01(a).

(b) On May 21, 2009, the Registrant engaged Kronick Kalada Berdy & Co. P.C.(“KKB”) as the principal accountant to audit the Registrants’ financial statements. During the Registrants’ two most recent fiscal years, and the subsequent interim periods prior to engaging KKB, neither the Registrants nor anyone on their behalf consulted KKB regarding either: (i) the application of accounting principles to a specified transaction regarding the Registrants, either completed or proposed; or the type of audit opinion that might be rendered on the Registrants’ financial statements; or (ii) any matter regarding the Registrants that was either the subject of a disagreement or a reportable event. The engagement of KKB as the principal accountant to audit the Registrants’ financial statements was approved by the Registrants’ Audit Committee.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

16	Letter dated May 22, 2009 from Parente Randolph, LLC

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: May 28, 2009	By: /s/ Eldon D. Dietterick
Name: Eldon D. Dietterick Title: Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter dated May 22, 2009 from Parente Randolph, LLC

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